Clough Select Equity ETF (CBSE)
Listed on NYSE Arca, Inc.
Summary Prospectus dated March 4, 2024
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated February 29, 2024, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.cloughetfs.com/cbse. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Clough Select Equity ETF (the “Fund”) seeks capital appreciation and lower volatility than the broader market.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.86%
1.“Other Expenses” include broker and interest expenses. Broker and interest expenses are borne by the Fund separately from the management fee paid to the Adviser.
2.Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$88	3 Years:	$274	5 Years:	$477	10 Years:	$1,061
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 465% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by purchasing securities Clough Capital Partners L.P. (the “Adviser”), the Fund’s investment adviser, believes to have above-average financial characteristics, be undervalued and/or have growth potential.

The Adviser identifies securities to purchase for the Fund that are U.S.-listed companies of all market capitalizations. The Fund’s positions are generally expected to be comprised of U.S.-listed equity securities of any market capitalization or depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Adviser typically looks to purchase securities of companies organized in the U.S. but doing a substantial amount of business outside the U.S. that it believes will outperform the market over the course of an entire market cycle (typically between 5 and 11 years) while maintaining overall portfolio volatility that is lower than that experienced by the broader market. The Adviser will obtain exposure to emerging markets through investments in U.S.-listed securities, including ADRs, of companies domiciled in emerging markets.
The Fund seeks to achieve its investment objective by applying a fundamental research-driven investment process. The Adviser believes attractive investment returns can be achieved when key, proprietary insights into industry or economic trends are uncovered by the Adviser through its fundamental research process before the value of the relevant securities has been impacted by such information. Within this context, the investment process will focus on a number of major global investment themes identified by the Adviser. Once attractive themes are identified, the Adviser generally utilizes a “bottom-up” research process to identify companies it believes are best positioned to benefit from those specific themes. Individual positions will be selected based upon a host of qualitative and quantitative factors, including, but not limited to, a company’s competitive position, quality of company management, quality and visibility of earnings and cash flow, balance sheet strength, and relative valuation. Issuers with strengths in these areas (or in such other areas that the Adviser determines are relevant) may be attractive opportunities for investments.
In general, the Fund’s investments are broadly invested over a number of sectors, but the Fund may focus on the energy, technology, consumer, industrial and healthcare sectors at times. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common stocks and depositary receipts.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Depositary Receipts Risk. The Fund may hold the securities of non-U.S. companies in the form of depository receipts, including ADRs, EDRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange (“NYSE”). ADRs are U.S. dollar denominated. EDRs and GDRs are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Depositary receipts may be “sponsored” or “unsponsored” and may be unregistered and unlisted. The issuers of unsponsored depositary receipts may not be obligated to disclose information that is, in the United States, considered material, and may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries, changes in the exchange rates of foreign currencies , and, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares.
•Emerging Markets Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.
•ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•Foreign Markets Risk. Investments in ADRs and ETFs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, the value of non-U.S. securities may be subject to risk of decline due to foreign currency fluctuations or to political or economic instability. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
•Investment Themes Risk. The Fund’s investment program depends on the Adviser’s identification and development of global or regional investment themes, and the Fund’s performance may suffer if such themes, which can be inherently challenging to identify, are not well identified, or do not unfold as anticipated. Failure to correctly identify or develop the themes that will guide the Fund’s portfolio investments, or the failure of a theme to unfold in the way the Adviser anticipates, may result from many causes, including the following: governments or others may decide to oppose or delay certain economic, social or political developments that are the basis of investment themes; demographic or economic data necessary to understand correctly the way in which certain themes may unfold in some countries may be incorrect or incomplete; development of themes and their longevity may require attention to subtle cultural factors not always apparent to outside observers; or social and political changes or natural disasters in some parts of the world may alter the underlying conditions or affect the availability of natural resources necessary to an emerging theme.
•Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.
•Management Risk. The Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The

Adviser’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.
•Market Capitalization Risk.
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs, performance that is lower than expected and potentially greater tax exposure.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.
◦Consumer Sectors Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the Consumer Staples Sector, such as companies that produce or sell food, beverage, and drug retail or other household items, may be adversely impacted by changes in global and economic conditions, rising energy prices, and changes in the supply or price of commodities. Companies in the Consumer Discretionary Sector, such as automobile, textile, retail, and media companies, depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
◦Energy Sector Risk. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events.
◦Health Care Sector Risk. Companies in the Health Care Sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.
◦Industrials Sector Risk. Issuers in the Industrials Sector are affected by supply and demand, both for their specific product or service and for Industrials Sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the Industrials Sector. Issuers in the Industrials Sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The Industrials Sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.
◦Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
•Security Selection Risk. The success of the Fund’s investment strategies depends, in part, on the effectiveness and implementation of the Adviser’s analysis and methodology with respect to security selection. The securities in the Fund’s portfolio may decline in value. The Adviser’s analysis and portfolio management practices may not achieve the desired results.
•Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the primary index which is the Bloomberg World Large, Mid and Small Cap equal weighted index.. The table also shows how the Fund’s performance compares to the S&P 500® Total Return Index, another comparative index that represents the asset classes in which the Fund invests. From the Fund’s inception to August 28, 2023, the Fund was advised by Changebridge Capital, LLC. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.CloughETFs.com.
Calendar Year Returns as of December 31
During the period shown in the bar chart, the best performance for a quarter was 20.41% (for the quarter ended March 31, 2021) and the worst performance was -18.94% (for the quarter ended June 30, 2022).

Average Annual Total Returns (for the Periods Ended December 31, 2023)
	One Year	Since Inception (11/12/20)
Return Before Taxes	16.90%	8.26%
Return After Taxes on Distributions	16.48%	8.10%
Return After Taxes on Distributions and Sale of Fund Shares	10.29%	6.41%
Bloomberg World Large, Mid and Small Cap Equal Weighted Index[1] (reflects no deductions for fees, expenses, or taxes)	13.95%	5.28%
S&P 500® Total Return Index (reflects no deductions for fees, expenses, or taxes)	26.29%	11.75%
1.Effective December 31, 2023, the Bloomberg World Large, Mid and Small Cap Equal Weighted Index has replaced the S&P 500® Total Return Index as the Fund’s primary benchmark index. The new benchmark was selected because it better aligns with the Fund’s strategy and provides a better comparison for performance. The Bloomberg World Large, Mid and Small Cap Equal Weighted Index covers 99% market cap of the measured markets.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser	Clough Capital Partners L.P.
Portfolio Manager
Vincent Lorusso is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Lorusso has been the portfolio manager of the Fund since its inception in November 2020.

Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.CloughETFs.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. See “Dividends, Distributions, and Taxes - Dividends and Distributions” for more information.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.